SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 20, 2006

Date of earliest event reported

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EDGETECH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-49721	65-0181535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

950 North Federal Highway, Suite 302, Pompano Beach, Florida  33062

(Address of principal executive offices, including zip code)

(800) 655-0945

(Registrant’s telephone number, including area code)

Dairene International, 8260 NW 27th Street, Suite 408, Miami,  Fl 33122

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FACTORS THAT MAY AFFECT FUTURE RESULTS

This Report on Form 8-K/A contains forward looking statements within the meaning of and which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to risks and uncertainties that could cause actual results to be materially different from historical results or from any results expressed or implied by such forward looking statements. Forward looking statements generally are accompanied by words such as “anticipates,” “belief,” “believes,” “estimates,” “expects,” “intends,” “plans,” and similar statements, and should be considered uncertain and forward looking. Any forward looking statements speak only as of the date on which such statement is made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward looking statements, whether as a result of new information, future events or otherwise. Factors that could cause such results to differ materially from the results discussed in such forward looking statements include, without limitation:  uncertain continued ability to meet our operational needs in view of serious working capital constraints; need for substantial additional capital to meaningfully proceed with our plan of operations; no assurances of and uncertainty of profitability; no assurances of the Company’s ability to effect sufficient product sales so as to maintain exclusivity in certain vertical markets, the result of which could materially adversely effect the Company’s results of operations; need for additional management, sales and marketing personnel, which is contingent upon our receipt of additional capital; competition from companies having substantially greater financial, marketing and other resources than the Company, including name and brand recognition; the impact of competitive services and pricing; changing consumer tastes and trends; and the legal, auditing, and administrative cost of compliance associated with the Sarbanes Oxley Act. Many of such risk factors are beyond the Company’s control. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business of the Company or the extent to which any factor, or combination of factors may cause actual results to differ materially from those contained in any forward looking statements. In light of these risks and uncertainties, there can be no assurance that the results anticipated in these forward looking statements contained in this Report, as amended, will in fact occur. All forward looking statements wherever they may appear are expressly qualified in their entirety by the cautionary statements in this section. The Company undertakes no obligation to update any such forward looking statements.

Item 1. 01

Entry into a Material Definitive Agreement.

On April 20, 2006, Edgetech International, Inc., formerly Dairene International (the “Company” or the “Registrant”) entered into and closed upon a share exchange agreement (the “Share Exchange Agreement”) with EGTH, Inc., a Florida corporation (“EGTH”), and all of the shareholders of EGTH, pursuant to which, in summary, the Registrant, on a tax free basis, acquired all of the issued and outstanding shares of the restricted common stock of EGTH from the shareholders of such entity in exchange for an aggregate of 52,500,000 shares of the restricted common stock of the Registrant (the “Share Exchange”). In connection with such transaction, management of the Registrant resigned from all officer, director and employee positions, management of EGTH assumed such positions, and EGTH has become a wholly-owned subsidiary of the Registrant. Immediately following the closing of such transaction, the shareholders of EGTH owned approximately 99% of the Registrant’s issued and outstanding shares of common stock.

Prior to the consummation of the Share Exchange, the Company:  (a) effected a 100:1 reverse stock split, effective April 18, 2006, which resulted in the Registrant having 41,784 shares of its common stock issued and outstanding (before any adjustments for fractional shares) prior to the Share Exchange; and (b) filed amended and restated articles of incorporation with the Nevada Secretary of State’s Office to increase its authorized number of shares of common and preferred stock from 15 million and 5 million, respectively, to 250 million and 10 million, respectively, and to change its name to Edgetech International, Inc. The Share Exchange and the amendments to the Registrant’s articles of incorporation were approved by a majority of the holders of the issued and outstanding shares of the Registrant’s common stock; prior to the Share Exchange, the Registrant did not have any shares of preferred stock issued and outstanding, and therefore, there were no holders of preferred stock from whom approval of such matters was required. None of the Registrant’s shareholders are entitled to dissenters’ rights in connection with such matters as none of the Registrant’s shareholders were required to exchange or take any other action with respect to their Company shares. The Share Exchange was approved by all of the shareholders of EGTH.

The amount of consideration given by the Registrant for the shares of EGTH was determined by the respective management of the Registrant and EGTH in an arms length transaction.

There was and is no material relationship between the Registrant or its affiliates and any of the parties to the Share Exchange transaction, other than in respect to the Share Exchange Agreement. See Item 5.01 below for a discussion concerning the business, operations and management of the Company and EGTH post-Share Exchange.

Following the Share Exchange, the Company entered into a stock purchase agreement with Silverman & Minahan Group LLC, a Florida limited liability company (“SMG”) pursuant to which SMG has agreed to purchase $3,000,000 of the Company’s restricted common stock from time to time within 90 days of April 20, 2006, subject to a 2 week grace period, based upon a 25% discount to the opening bid price on each closing date. SMG has provided certain business consulting services to EGTH in consideration for a de minimis number of shares of EGTH common stock, and is entitled to receive additional compensation as may be agreed to by EGTH and SMG, depending upon services which may be agreed to and rendered. See also discussion below in Item 5.01 concerning a royalty agreement between EGTH and SMG.

Item 3.02

Unregistered Sales of Equity Securities

The shares of the Registrant’s restricted common stock issued in the Share Exchange were issued pursuant to Section 4 (2) under the Securities Act of 1933, as amended (the “Securities Act”), based upon the limited number of offerees, their relationship to the Company, the number of shares offered, the size of the offering, and the manner of such offering.

Item 5.01

Changes in Control of Registrant

In connection with the Share Exchange, the former shareholders of EGTH became the majority shareholders of the Registrant, management of the Registrant (pre-Share Exchange) resigned, management of EGTH assumed management roles for and on behalf of the Registrant, and the Registrant acquired all of the assets and all of the liabilities of EGTH in consideration for the issuance of 52,500,000 shares of the Registrant’s restricted common stock. Such share amount represents approximately 99% of the Company’s issued and outstanding common stock immediately following the closing of the Share Exchange. The consideration used by the EGTH shareholders were their 50,000,000 shares of the restricted common stock of EGTH.

There is no arrangement or understanding among members of both the former and new control group and their associates with respect to election of directors or other matters. There are no current arrangements known to the Company which may result in a change of control of the Company.

The principal asset of EGTH is a long term marketing, sales and distribution agreement, as amended (the “Agreement”) by and between EGTH and Datawind Net Access Corporation (“Datawind”) relating to the PocketSurfer and any subsequent next generations of such product. The PocketSurfer is a robust, handlheld, wireless internet access device which delivers the internet in approximately 5 to 7 seconds per page and displays full content HTML web pages, graphics, and java script, offering a full desktop web experience, together with a larger functional keyboard than competitive products. The Agreement provides for EGTH to market, sell and distribute the PocketSurfer domestically and internationally in five exclusive vertical markets:  (i) fantasy sports and sports book; (ii) online poker; (iii) music, movies and television; (iv) adult markets (adult rated content); and (v) financial services markets. Ongoing exclusivity for such markets is subject to certain minimal annual subscriber thresholds, as well as for the payment by EGTH to Datawind of certain fees, including delineated monthly service fees per subscriber, as further discussed below.

The Company’s President is a principal officer, director and shareholder in another company which acquired 4,836,000 shares of the common stock of Datawind approximately three years ago in a private placement for cash consideration equal to the then current market value per share for such securities. Such shares of common stock were subsequently converted by such company to shares of Datawind preferred stock (which have a liquidation preference over the common shares) on a 1:1 basis, and are convertible back to Datawind common stock on a 1:1 basis. Assuming conversion of such preferred shares to shares of Datawind common stock, such company currently owns approximately 11.54% of the currently issued and outstanding shares of the common stock of Datawind.

Description of Business

For approximately the two and one half years prior to the Share Exchange, the Registrant did not engage in any meaningful business operations.

The Registrant was incorporated in the State of Nevada on October 19, 1982 under the name Branon Resources, Ltd. On August 7, 1985, its name was changed to Advance World, Inc. It later changed its name back to Branon Resources, Ltd. on November 24, 1986 and subsequently changed its name to Dairene International on March 28, 1988. On April 18, 2006, it changed its name to Edgetech International, Inc.

On March 10, 1988, the Registrant entered into an agreements with a then related party to the Company to sell, distribute and market a cholesterol free milk substitute dairy product. In mid-1999 and late 2001, the Company entered into two license agreements, one with an unrelated third party, and the other with a related party entity, to distribute and sell the Company’s dairy products in the Bahamas, and the State of Florida, respectively. Revenues from such license agreements were minimal, as were revenues from inception (October 19, 1982) through September 30, 2003, the date of the Company’s last publicly reported financial activity (unaudited).

From the inception of EGTH as a Florida corporation in late December 2004 (formerly EdgeTech Inc. prior to changing its name to EGTH, Inc. on March 20, 2006) through the Share Exchange, EGTH:  (i) informally assisted Datawind, the other party to the Agreement (which is itself a party to an agreement with an entity affiliated with Datawind, which affiliated entity owns the intellectual property rights associated with the PocketSurfer, and licenses such rights to Datawind) in the further development of Datawind’s business; (ii) negotiated the terms of the Agreement, which was executed as of December 21, 2005, and later amended; (iii) secured equity and debt financing for working capital purposes and for purposes of effecting certain required cash payments to Datawind pursuant to the terms of the Agreement; and (ii) engaged in extensive promotional activities at its expense and through the efforts of EGTH management whereby it introduced the PocketSurfer to many Hollywood celebrities, current and former members of the professional sports industry, and gaming industry and financial markets participants, for purposes of generating interest in the PocketSurfer and obtaining certain of such persons as spokespersons for the product. Management believes it has established some very successful preliminary relationships with many of such persons who have expressed interest in the product and in becoming spokespersons for or otherwise promoting the product, and plans to formalize certain of such relationships in the near future. Due to only the recent execution of the Agreement as well as  working capital constraints, only minimal revenues have been obtained by EGTH from the marketing, sale and distribution of the PocketSurfer to date.

Generally, pursuant to the Agreement, EGTH is required to set the retail price for the monthly service fee at $7.00 or more on the products its sells, with Datawind to receive $7.00 per subscriber per month for providing credit card billing and customer services. Such monthly fee payable to Datawind is subject to reasonable yearly increase to reflect inflation and base costs of hosting and bandwidth. Wireless network costs shall be as charged by wireless carriers. The Agreement further provides, generally, that EGTH shall have exclusivity as to: the fantasy sports and sports book; online poker; and music, movie and television vertical markets, provided that EGTH is able to attract 3,000 new subscribers to each of such three vertical markets each year, commencing with the year ended December 31, 2006 and each year thereafter. However, at such time as when EGTH may obtain and maintain 15,000 subscribers on an annual basis in each of such three vertical markets, EGTH shall only be required to obtain an additional 1,500 subscribers to each of such three vertical markets annually. Exclusivity as to certain countries outside of North America may be precluded if following 10 days notice from Datawind, EGTH does not have a minimum of 500 active subscribers in a specific country.

The adult markets and financial services markets also have delineated annual performance criteria in order to maintain exclusivity in both of such vertical markets:  the minimum annual quantities of subscribers for year 2006 is 5,000 for the adult markets and 15,000 for the financial services markets; and for each of years 2007 and 2008, an additional 10,000 subscribers for the adult markets and an additional 30,000 subscribers for the financial services markets. However, if at any time prior to the end of year 2008, EGTH has obtained 25,000 subscribers for the adult market and 75,000 for the financial services markets, then, on an ongoing annual basis, the minimum additional annual quantity of subscribers for the adult markets and financial services markets shall be 5,000 and 15,000, respectively. If any of such minimum annual quantities of subscribers are not met, then EGTH shall have non-exclusive distribution rights to continue to distribute the product in either or both of such vertical markets. The distribution rights for these two vertical markets exclude India, China, Germany and England. Additional countries outside of North America may also be excluded from the exclusive and/or distribution territory of these two vertical markets pursuant to the 10 day notice criteria discussed above as to the other three vertical markets.

Pursuant to the Agreement, EGTH is required to pay Datawind a one time fee of $400,000 to maintain the right to sell and market to the adult markets and financial services markets, payable as follows:  $50,000 on March 17, 2006, $150,000 on March 31, 2006, $100,000 on July 10, 2006, and $100,000 on October 10, 2006. All required cash payments have been made to date.

The exclusivity discussed above does not restrict Datawind from selling its products in infomercials, television or product placements in movies, but does prevent Datawind from selling the applications of the five vertical markets discussed above, subject to EGTH’s compliance with the provisions also discussed above.

As a result of the Share Exchange, EGTH is now a wholly-owned subsidiary of the Registrant. The Registrant currently plans to operate EGTH  in the same manner and to continue in and expand upon the business that EGTH engaged in prior to the Share Exchange.

Assuming receipt of adequate working capital, of which no assurances are given, the Registrant plans to market, sell and distribute the PocketSurfer domestically and internationally in the five vertical markets discussed above. The Company plans to distribute the PocketSurfer through to-be-retained employees and independent contractors, as well as through relationships which are planned to be established with one or more cellular telephone service providers.

Domestically and internationally, there are numerous cellular telephone service providers, many of whom also offer wireless internet access on their cellular telephone products. However, to management’s knowledge, there is no product currently available on the market which provides wireless, internet access with the speed of the PocketSurfer together  with the cost of the hardware (approximately $249–599 per unit, depending upon the features desired by the customer, which may include custom designed features) and currently planned monthly service fee (between approximately $30-$40,  depending upon the length of contract, or no contract) in comparison to such other products. In addition, unlike competing products, the PocketSurfer displays full content HTML web pages, graphics, and java script, offering the full desktop web experience, and a larger functional keyboard. Nonetheless, the companies with whom the Company will have to compete do have substantially greater financial, marketing and capital resources than the Company, as well as substantially greater name and brand recognition. Accordingly, no assurances can be given that the Company will successfully compete.

Based upon discussions it has had with Datawind, which itself currently utilizes several manufacturers to manufacture and assemble the PocketSurfer, and has sourced other potential manufacturing sources, the Company believes that it will be able to readily secure one or more manufacturers for the PocketSurfer on terms acceptable to the Company.

The Company does not currently depend on one or more major customers, but may do so in the future, particularly if it distributes the PocketSurfer through one or more cellular telephone service providers.

The Company does not presently own any patents. In the near future, it plans to seek trademark protection of its name or ones similar thereto. No assurances are given, however, that such trademark protection will be available. The Company does not have any franchises and is not subject to any labor contracts, though it may enter into long term employment agreements with its current and later retained management personnel on such terms and conditions as the Board of Directors and such persons may negotiate.

In March 2006, EGTH entered into three royalty agreements with three different entities which provide for them to receive, in the aggregate, 6.325% of EGTH’s Gross Receipts. Gross Receipts is defined as all of the gross receipts and all money and compensation of whatever kind received by EGTH as a monthly service fee from each user and/or reseller of the PocketSurfer and any subsequent generations of such product for so long as EGTH continues to receive Gross Receipts. One of such agreements is with SMG, and another with Unlimited Trade LLC, a Florida limited liability company (“UT”) which is owned by the spouse of the Company’s Vice President/Secretary/Treasurer.

The Company is not presently aware of any government approvals necessary to be obtained by the Company for its marketing, sales and distribution activities. Cellular telephone carriers with whom end users of the PocketSurfer will be required to subscribe in order to obtain internet access are subject to Federal Communications Commission rules and regulations, in the case of domestic cellular telephone carriers, and the rules of regulations of similar regulatory bodies in the case of foreign cellular telephone carriers. The Company does not believe that existing governmental regulations have or will have any effect on its business operations, and is not currently aware of any probable governmental regulations which will or may effect its business and operations.

Neither the Registrant nor EGTH has spent any funds on research and development during the Registrant’s last two fiscal years.

There is minimal cost or effect of compliance with environmental laws (federal, state and local) applicable to the Registrant.

As of the date hereof, the Registrant has four full time employees, including its Chief Executive Officer/President and Vice President/Secretary/Treasurer.

Plan of Operation

Neither the Registrant nor EGTH has had revenues from operations in each of the last two fiscal years, or the last fiscal year and any interim period in the current fiscal year. Due primarily to working capital constraints, revenues for EGTH since the beginning of its current fiscal year have been minimal.

During the next twelve months, the Registrant plans to hire additional management, sales and marketing personnel, and to engage in substantial marketing, sales and distribution activities domestically and worldwide relating to the PocketSurfer. In order to accomplish such plan, it will require the $3,000,000 in funding that it plans to receive from SMG, and in addition, will seek to obtain up to between approximately $10 to $30 million in equity and/or debt financing. There are no current agreements, arrangements or understandings with any third parties relating to such additional funding, and to the extent that the Company is unable to secure all or substantially all of such additional funding, its plan of operations will be curtailed to an extent not at this time exactly determinable. To the extent that the Company does not receive any funding from SMG and/or does not receive any meaningful funding from one or more other as yet unidentified sources, the Company will only be able to satisfy its cash requirements for up to approximately two months, and may, accordingly, have no alternative but to cease operations.

The Registrant is not presently expecting to purchase or sell any plant or significant equipment, except for the purchase of inventory. Assuming receipt of required funding to further its plan of operation as discussed above, of which no assurances are given, the Company plans to hire additional management, sales and marketing personnel. However, the Company is not certain at this time as to the number of such persons, in view of its substantial funding needs.

The Company does not have any off-balance sheet arrangements.

Description of Property

Post Share Exchange, the Registrant’s executive office is located at the executive office facility occupied by EGTH at 950 North Federal Highway, Suite 302, Pompano Beach, Florida  33062. Such facility, which is subject to a written lease agreement by and between EGTH and the lessor of such facility and which expires January 31, 2007, comprises approximately 1,500 square feet of office space. The monthly lease payment is $2,120, including sales tax. The Company believes that such facility is adequate for its current and reasonably foreseeable needs through the lease term. There are present plans for some renovation and improvement of such facility. There are many suitable facilities near such facility available at competitive rates should new or additional space be desired or required. The Company believes that the facility it occupies will be adequately covered by comprehensive general liability insurance to be obtained by the lessor of such facility, as well as EGTH.

The Registrant does not currently expect to invest in real estate, interests in real estate, or real estate mortgages.

The Registrant’s website address is www.edgetechint.net.

Security Ownership of Certain Beneficial Owners and Management

As of the date hereof, the Company has 52,541,784 shares of its common stock issued and outstanding. The following table sets forth, as of the date hereof, the beneficial ownership of the Company’s common stock: (i) by any person known to the Company to beneficially own more than 5% of the Company’s common stock; (ii) by each director; (iii) by each executive officer; and (iv) by all directors and executive officers as a group:

Title of Class	Name and Address(1) of Beneficial Owner	Amount and Nature of Beneficial Owner (2)		Percent of Class
Common	Lev Parnas (3)	38,315,669	(4)	72.92%	(4)
Common	Christine Bolbirer (5)	—	(6)	—	(6)
Common	Alex Bolbirer (7)	4,374,999	(6)	8.33%	(6)
Common	Datawind Net Access Corp. (8)	5,250,000		9.99%
	Officers and Directors as a Group (2)	38,315,669	(4)(6)	72.92%	(4)(6)

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(1)

Address is c/o the Company, unless otherwise noted.

(2)

Beneficial ownership has been determined in accordance with Section 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); ownership is direct except as otherwise noted.

(3)

Mr. Parnas is the Company’s Chief Executive Officer, President and Director.

(4)

Includes 2,333,333 shares registered in the name Lev Parnas, Custodian for Aaron Parnas and 2,333,333, shares registered in the name of Lev Parnas, Custodian for Daniel Parnas.

(5)

Ms. Bolbirer is Vice President, Secretary and Treasurer; she is the spouse of Alex Bolbirer.

(6)

Ms. Bolbirer disclaims beneficial ownership in the shares of common stock owned by her spouse, Mr. Bolbirer.

(7)

Mr. Bolbirer is the spouse of Ms. Bolbirer; address is 11784 Woodgate Manor, Boca Raton, Florida  33428

(8)

Address is 555 Rene Levesque West, #1130, Montreal,Quebec, Canada  H2Z1B1

There are no current arrangements known to the Company which may result in a change of control of the Company.

Directors and Executive Officers, Promoters and Control Persons

The current executive officers, directors and significant employees of the Company are as follows:

Lev Parnas, age 34, is the Chairman of the Board of Directors, Chief Executive Officer, and the Principal Financial and Accounting Officer. He has held such positions since April 20, 2006, the date of the consummation of the Share Exchange. Mr. Parnas has an extensive sales and marketing background, having been a director, principal officer and shareholder of Program Trading Corp. (“Program”), a broker-dealer registered with the National Association of Securities Dealers, Inc. from approximately late 1996 to the end of 2003. From early 2004 to December 2004, Mr. Parnas was a private investor and business consultant whereby, among other things, he provided informal assistance to Datawind in the furtherance of its business development. Since the founding of EGTH in late December 2004, Mr. Parnas, as the founder, Chief Executive Officer, President, director and majority shareholder of such entity, was involved on an informal basis in assisting Datawind in the furtherance of its business, in negotiating EGTH’s marketing, sales and distribution agreement with Datawind, and in promoting the PocketSurfer product to members of the Hollywood entertainment industry, current and former sports figures, and members of the gaming and financial services industries.

Christine Bolbirer, age 38, is the Company’s Vice President, Secretary and Treasurer. She has held these positions since April 20, 2006, the date of the consummation of the Share Exchange. Ms. Bolbirer has been associated with EGTH since approximately late December 2004 where she worked in the capacity of executive assistant to Mr. Parnas. Prior thereto, from approximately October 1998 to March 2004, Ms. Bolbirer served as an executive assistant to Mr. Parnas at Program. Ms. Bolbirer was employed with Office Depot as a customer service representative from approximately April 1996 to September 1998. Ms. Bolbirer’s husband, Alex Bolbirer, is a cousin to Mr. Parnas.

All directors hold office until the next annual meeting of shareholders of the Company, and until their successors are elected and qualified. Officers hold office at the pleasure of the Board of Directors, subject to the terms of any employment agreements.

None of the Company’s directors serves on the board of directors of another reporting company under the Exchange Act.

None of the Company’s executive officers or directors has in the past five years been:

1.

subject to a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to such time;

2.

 convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring or otherwise limiting his involvement in any type of business, securities or banking activities; and

4.

found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the “SEC” or the “Commission”) or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reverse, suspended or vacated.

The Company does not currently have an audit committee or any other board committees due to its present size; it will consider the need for an audit committee and an audit committee financial expert as its size and operations may expand.

The Company does not presently have a code of ethics due to its present size; it will consider the need for a code of ethics as its size and operations may expand.

Executive Compensation

None of the Company’s executive officers, including its Chief Executive Officer, received any compensation in any of the Registrant’s last three fiscal years except as follows: as Chief Executive Officer and President of EGTH, Mr. Parnas received cash and other compensation from EGTH during the fiscal year ended December 31, 2005 of less than $100,000.

No fees are currently paid for director services.

There are no executive employment agreements currently in effect, although the Company plans to enter into employment agreements with current and as may later be retained management and possibly other personnel on such terms and conditions as the Company’s Board of Directors and such persons may reasonably determine; such agreements may include cash and/or Company securities. Executive compensation has not yet been established for any executive officer for the current fiscal year.

There were no stock options granted or exercised in the Company’s last competed fiscal year, none were issued and outstanding at any time during the Company’s last completed fiscal year, and none are currently issued and outstanding. There were no long term incentive plan awards made in the Company’s last completed fiscal year, and none are currently outstanding.

Certain Relationships and Related Transactions

Except as follows, there have not been any transactions during the Registrant’s last two fiscal years, or proposed transactions, to which the Registrant was or is to be a party in which any of the following persons had or is to have a direct or indirect material interest:

(1)

any director or executive officer of the Registrant;

(2)

any nominee for election as a director;

(3)

any greater than five percent security holder; and

(4)

any member of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the  foregoing persons:

See discussion above concerning the sales, marketing and distribution agreement, as amended, between EGTH and Datawind Net Access Corporation (“Datawind”) concerning the PocketSurfer.

Also see the discussion above concerning the Share Exchange and shares of the Registrant’s restricted common stock issued to current management and Datawind in connection therewith, and the discussion above concerning the royalty agreement between EGTH and Unlimited Trade LLC.

The Company plans to enter into employment agreements with current and as may later be retained members of management on such terms and conditions as may be determined between the Company’s Board of Directors and such persons; no determination has yet been made as to the compensation terms which may applicable to current management.

Description of Securities

Common Stock

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $.001 per share, of which 52,541,784 shares are issued and outstanding as of the date hereof.

Each shareholder is entitled to one vote for each share of common stock owned of record. The holders of shares of common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares voting for the election of directors can elect all of the directors, and in such event the holders of the remaining shares will be unable to elect any of the Company’s directors.

Holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as the Board of Directors may from time to time determine. Upon the liquidation, dissolution, or winding up of the Company, the assets legally available for distribution to the shareholders will be distributable ratably among the then holders of the outstanding share of common stock. Holders of the shares of common stock have no preemptive, conversion, or subscription rights, and shares are not subject to redemption. All outstanding shares of common stock are fully paid and non-assesssable. The Company plans to shortly effect a 1.75:1 forward stock split of its common stock.

Preferred Stock

The Company is authorized to issue up to 10,000,000 shares of blank check preferred stock, par value $.001 per share, of which none are issued and outstanding as of the date hereof. Such shares are issuable in such series and bearing such voting, dividend, conversion, liquidation and other rights and preferences as the Board of Directors may, in its sole discretion, determine. Any future issuances of preferred stock could dilute the voting rights and economic interests of holders of shares of common stock. There are no current plans to issue any shares of preferred stock. The issuance of preferred stock, under certain circumstances, may have the effect of discouraging, delaying or preventing a change of control of the Company.

The Company’s transfer agent is OTC Stock Transfer, 231 East 2100 South, Suite F, Salt Lake City, Utah 84115. It plans to change transfer agents shortly to National Stock Transfer, Inc., 1512 South 1100 East, Suite B, Salt Lake City, Utah 84115.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

As of the date hereof, the Company’s common stock is listed in the Pink Sheets under the symbol DRNE.PK. The Company plans to notify the NASDAQ Stock Market of its recent name change and anticipates, but cannot assure, that it will receive a new trading symbol more similar to the Company’s present name. The following table shows the quarterly high and low closing bid prices for the fiscal quarter ended March 31, 2006, and the fiscal years ended 2005 and 2004 as reported by Pink Sheets LLC, and reflects the Company’s recent 100:1 reverse stock split effective April 18, 2006. These prices reflect inter-dealer quotations without adjustment for retail markup, markdown, or commission, and do not necessarily represent actual transactions.

Year	Period	High	Low
2006	First Quarter	$ 4.00	$3.50
2005	First Quarter	$12.00	$3.00
	Second Quarter	$ 3.50	$3.00
	Third Quarter	$ 3.50	$3.00
	Fourth Quarter	$ 3.50	$3.00
2004	First Quarter	$22.00	$9.00
	Second Quarter	$10.00	$7.00
	Third Quarter	$ 9.00	$7.00
	Fourth Quarter	$15.00	$8.00

As of April 18, 2006, there were approximately 393 holders of record of the Company’s common stock. Holders of the Company’s common stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefore. The Company does not anticipate the declaration or payment of any dividends in the foreseeable future. For the foreseeable, the Company intends to retain earnings, if any, to finance the development and expansion of its business.

The Registrant does not currently have any equity compensation plans, and therefore, does not have any securities authorized for issuance under any equity compensation plans.

Legal Proceedings

The Registrant is not currently a party to any pending legal proceeding not routine and incidental to its business, and is not aware of any contemplated governmental proceeding.

Changes in and Disagreements with Accountants

Not applicable

Recent Sales of Unregistered Securities

The Company did not issue any securities within the last three years which were not registered under the Securities Act, except pursuant to the Share Exchange, which is discussed in Item 3.02 herein, and as follows:   1,000 post-reverse stock split shares of the Company’s common stock which the Company’s present management believes was issued between the date hereof and the Registrant’s last Exchange Act report on Form 10-QSB for the quarter ended September 30, 2002 filed by prior management with the SEC on February 5, 2004. Present management is not currently aware of the facts involving such issuance, and is in the process of investigating this matter with the Company’s transfer agent.

Indemnification of Directors and Officers

Nevada law provides for broad indemnification of directors, officers, employees and agents of the corporation from judgments, fines, amounts paid in settlement and reasonable expenses, including attorney’s fees, as the result of an action or proceeding in which they may be involved by reason of being or having been a director or officer of the company, provided such persons acted in good faith.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, or otherwise, the Company has been informed that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the judgment of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Financial Statements

See Item 9.01

Exhibits

See Item 9.01

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Prior to the Share Exchange, the Registrant amended its bylaws to provide that any action of the Registrant’s shareholders may be taken without a meeting if before or after the action, a written consent thereto is signed by stockholders having at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. See Item 1.01 for a discussion of an amendment to the Company’s articles of incorporation.

Item 5.06

Change in Shelf Company Status

See discussion in Item 5.01 concerning this matter.

Item 9.01

Financial Statements and Exhibits

(a)

Financial statements of business acquired;

(b)

Pro-forma financial information

Not applicable per Instruction 4 to Item 2.01 of Form 8-K.

(c)

Exhibits

Exhibit No.	Description
3.1	Articles of Incorporation of the Registrant (1)
3.2	Articles of Amendment to Articles of Incorporation (1)
3.3	Bylaws of the Registrant (1)
3.3.1	Amendment to Bylaws (2)
3.4	Amended and Restated Articles of Incorporation (2)
3.5	Articles of Exchange (3)
4.1	Form of Common Stock Share Certificate (2)
10.1	Agreement and Plan of Share Exchange between the Registrant, EGTH and the shareholders of EGTH (2)
10.2	Office Lease Agreement (2)

Exhibit No.	Description
10.3	Royalty Agreement between EGTH and SMG (2)
10.4	Royalty Agreement between EGTH and UT (2)
10.5	Stock Purchase Agreement between the Registrant and SMG (2)
10.6	Agreement between EGTH and Datawind (2)
10.7	Amendment to Agreement between EGTH and Datawind (3)

———————

(1)

Incorporated by reference to the Registrant’s Form 10-SB/A filed with the Securities and Exchange Commission on December 22, 2003.

(2)

Incorporated by reference to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on April 26, 2006.

(3)

Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report, as amended,  to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 1, 2006

EDGETECH INTERNATIONAL, INC.

By:	/s/ LEV PARNAS
President